UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2022

ARMA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-202398	32-0449388
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Suite 140-920 7260 West Azure Drive Las Vegas, Nevada 89130

armaservicesinc@mail.com

(Address of Principal Executive Offices) (Zip Code)

657 315-8312

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ARMV	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

 On March 28, 2022, the management of Arma Services, Inc., a Nevada corporation (the “Company”), approved the engagement of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the Company’s fiscal year ended October 31, 2022, effective immediately, and dismissed Zia Masood Kiani & Co. Chartered Accountants (“ZMK”), as the Company's independent registered public accounting firm.

The reports of ZMK on the Company's consolidated financial statements as of and for the years ended October 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. ZMK reports for the fiscal years ended October 31, 2021 and 2022 included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

ZMK was dismissed as the Company’s CPA through a mutual agreement between Arma Services, Inc. and the ZMK.

During the fiscal year ended October 31, 2021, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and ZMK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ZMK, would have caused ZMK to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided ZMK with a copy of this Current Report on Form 8-K and requested that ZMK furnish to the Company a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not ZMK agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of ZMK’s letter to the SEC, dated March 28, 2022 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARMA SERVICES, INC.
By	/s/ Clive Hill
Name: Clive Hill
Title: Director; CEO; CFO

/s/ Sergey Gandin
Name: Sergey Gandin
Title: Secretary

Date:  March 29, 2022

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INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Certifying Accountant’s letter to the SEC
104	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

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